Revenue, Other Income and Gains - Additional Information (Details) - JSC service	6 Months Ended
Jun. 30, 2021
Disclosure Of Disaggregation Of Revenue From Contracts With Customers [Line Items]
Description of performance obligations expected to recognize	The amounts of transaction prices allocated to the remaining performance obligations which are expected to be recognised as revenue after one year
Performance obligations estimated collaboration period	9 years